UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2020

CITIZENS, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-16509	84-0755371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
14231 Tandem Blvd., Austin, Texas 78728
(Address of principal executive offices) (Zip Code)
(512) 837-7100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock	CIA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 2, 2020, Citizens, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s Class A shareholders voted on three proposals and cast their votes as described below.
As previously disclosed, the Company’s Class B common stock (the “Class B Shares”), which is solely held by the Harold E. Riley Trust (the “Trust”), has not yet transferred to the Harold E. Riley Foundation (the “Foundation”), pending certain required state insurance regulatory approvals for changes of control. Consequently, the Trust, of which the estate of our founder, Harold E. Riley, is trustee, has voting control over the Class B Shares. The Trust did not vote the Class B Shares at the Annual Meeting.
Proposal 1 – Election of Directors
Class A Directors
The individuals listed below were elected at the Annual Meeting to serve as the Company’s Class A directors until the next annual meeting of shareholders or until their respective successors are duly elected and qualified:

Name	For	Against	Abstain	Broker Non-Votes
Christopher W. Claus	6,365,218	809,951	321,027	2,740,664
Jerry D. Davis, Jr.	6,382,526	791,217	322,452	2,740,664
Francis A. Keating II	6,034,175	1,140,499	321,521	2,740,664
Gerald W. Shields	6,430,547	744,019	321,630	2,740,664
Class B Directors
The Class B Shares elect a simple majority of the Board. Because the Trust did not vote the Class B Shares at the Annual Meeting, no Class B directors were elected by the Class B shareholders at the Annual Meeting. Pursuant to the Company’s Third Amended and Restated Bylaws, each current Class B director will remain in office until his or her successor shall be duly elected and qualified or until the director’s earlier death, resignation, disqualification or removal. The current Class B directors are Dr. E. Dean Gage, Geoffrey M. Kolander, Dr. Terry S. Maness, Dr. Robert B. Sloan, Jr., and Constance K. Weaver.
Proposal 2 – Ratification of the Appointment of Deloitte & Touche LLP as Independent Auditor
Class A shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2020.

For:	10,203,962
Against:	11,760
Abstain:	21,137
Broker Non-Votes:	N/A

Proposal 3 – Advisory Vote to Approve Executive Compensation
The Class A shareholders did not approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and contained in the 2020 Proxy Statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

For:	3,043,036
Against:	3,755,408
Abstain:	697,752
Broker Non-Votes:	2,740,664

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC.

By:	/s/ Geoffrey M. Kolander
President and Chief Executive Officer
Date: June 4, 2020